WaMu Capital Corp.
WMALT 05-5 30yr Conforming External
30 Year Conforming Alt A
3,290 records
Balance: 628,430,268

Selection Criteria: 30 Year Conforming Alt A
Table of Contents
  Disclaimer
  Summary
  Gross Interest Rate
  Mortgage Interest Rates
  Original Balance
  Current Balance
  Original LTV
  Property Type
  State
  Original Term
  Documentation
  Original FICO
  Loan Purpose
  Occupancy Type
  Interest Only
  Prepay Penalty

1. Disclaimer

The information contained herein has not been independently verified by WaMu Capital Corp. The information contained herein is preliminary and subject to change, and supersedes information contained in any prior collateral term sheet for this transaction.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission's website.

Although a registration statement (including the base prospectus) relating to the securities has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading desk at 212-702 6910, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

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2. Summary

Total Number of Loans: 3290
Total Balance: 628,430,268.20
Weighted Average Note Rate: 6.186
Non-Zero Weighted Average Original LTV: 71.94
Calif %: 27.05
Non-Zero Weighted Average FICO: 718
Stated Original WAM: 359
Stated Current WAM: 358.05

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3. Gross Interest Rate

Gross Interest Rate	Net Pass Through	Count	Balance
4.875	4.625	1	304,000.00
5.000	4.750	2	487,500.00
5.125	4.875	1	256,000.00
5.250	5.000	5	1,240,023.48
5.375	5.125	22	4,130,092.88
5.500	5.250	24	5,456,952.63
5.625	5.375	73	16,311,455.03
5.750	5.500	181	39,036,248.49
5.875	5.625	491	105,489,813.59
6.000	5.750	425	86,053,431.48
6.125	5.875	399	81,695,803.31
6.250	6.000	542	102,190,819.76
6.375	6.125	336	61,388,786.65
6.425	6.175	1	202,102.55
6.500	6.250	264	43,886,317.96
6.625	6.375	114	18,297,424.19
6.750	6.500	130	19,908,636.53
6.800	6.550	1	125,800.00
6.875	6.625	112	18,208,890.70
7.000	6.750	52	7,921,131.56
7.125	6.875	28	4,011,132.84
7.250	7.000	40	6,181,816.71
7.375	7.125	5	495,000.00
7.500	7.250	15	1,633,929.79
7.625	7.375	13	1,779,294.07
7.750	7.500	4	505,650.00
7.875	7.625	2	250,400.00
8.000	7.750	2	135,584.00
8.125	7.875	1	162,000.00
8.250	8.000	1	207,120.00
8.375	8.125	1	223,500.00
8.500	8.250	2	253,610.00
Total:	5.936	3290	628,430,268.20

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4. Mortgage Interest Rates

Mortgage Interest Rates	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
4.751 - 5.000	3	791,500.00	0.13	4.952	360	700	78	263,833.33
5.001 - 5.250	6	1,496,023.48	0.24	5.229	338	690	74	249,337.25
5.251 - 5.500	46	9,587,045.51	1.53	5.446	357	732	69	208,414.03
5.501 - 5.750	254	55,347,703.52	8.81	5.713	359	729	68	217,904.34
5.751 - 6.000	916	191,543,245.07	30.48	5.931	359	724	69	209,108.35
6.001 - 6.250	941	183,886,623.07	29.26	6.194	359	718	72	195,416.18
6.251 - 6.500	601	105,477,207.16	16.78	6.427	360	712	75	175,502.84
6.501 - 6.750	244	38,206,060.72	6.08	6.690	359	713	76	156,582.22
6.751 - 7.000	165	26,255,822.26	4.18	6.912	360	706	78	159,126.20
7.001 - 7.250	68	10,192,949.55	1.62	7.201	360	677	80	149,896.32
7.251 - 7.500	20	2,128,929.79	0.34	7.471	360	672	75	106,446.49
7.501 - 7.750	17	2,284,944.07	0.36	7.653	360	685	83	134,408.47
7.751 - 8.000	4	385,984.00	0.06	7.919	360	685	73	96,496.00
8.001 - 8.250	2	369,120.00	0.06	8.195	360	618	79	184,560.00
8.251 - 8.500	3	477,110.00	0.08	8.441	360	703	95	159,036.67
Total:	3290	628,430,268.20	100.00	6.186	359	718	72	191,012.24

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5. Original Balance

Original Balance	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
0.01 - 50,000.00	44	1,851,020.00	0.29	6.737	360	705	71	42,068.64
50,000.01 - 100,000.00	435	34,859,764.00	5.55	6.386	359	715	72	80,137.39
100,000.01 - 150,000.00	786	99,518,442.00	15.83	6.265	359	720	73	126,613.79
150,000.01 - 200,000.00	718	125,966,669.00	20.04	6.213	360	717	73	175,441.04
200,000.01 - 250,000.00	492	110,689,535.00	17.61	6.180	359	719	73	224,978.73
250,000.01 - 300,000.00	362	99,691,318.00	15.86	6.127	359	716	72	275,390.38
300,000.01 - 350,000.00	288	94,051,832.00	14.97	6.080	360	720	71	326,568.86
350,000.01 - 400,000.00	142	51,329,371.00	8.17	6.119	360	717	68	361,474.44
400,000.01 - 450,000.00	14	5,903,650.00	0.94	6.365	351	730	70	421,689.29
450,000.01 - 500,000.00	5	2,370,800.00	0.38	6.049	360	716	64	474,160.00
500,000.01 - 550,000.00	1	510,600.00	0.08	6.000	360	679	69	510,600.00
550,000.01 - 600,000.00	2	1,109,000.00	0.18	5.999	360	791	70	554,500.00
600,000.01 - 650,000.00	1	650,000.00	0.10	6.375	360	725	79	650,000.00
Total:	3290	628,502,001.00	100.00	6.186	359	718	72	191,034.04

Min: 22,500.00
Max: 650,000.00
Avg: 191,034.04
Total: 628,502,001.00

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6. Current Balance

Current Balance	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
0.01 - 50,000.00	44	1,850,286.13	0.29	6.737	360	705	71	42,051.96
50,000.01 - 100,000.00	435	34,853,235.21	5.55	6.386	359	715	72	80,122.38
100,000.01 - 150,000.00	787	99,653,180.91	15.86	6.265	359	720	73	126,624.12
150,000.01 - 200,000.00	717	125,804,222.49	20.02	6.213	360	717	73	175,459.17
200,000.01 - 250,000.00	492	110,679,898.32	17.61	6.180	359	719	73	224,959.14
250,000.01 - 300,000.00	362	99,682,844.80	15.86	6.127	359	716	72	275,366.97
300,000.01 - 350,000.00	288	94,046,720.33	14.97	6.080	360	720	71	326,551.11
350,000.01 - 400,000.00	142	51,324,198.33	8.17	6.119	360	717	68	361,438.02
400,000.01 - 450,000.00	14	5,899,640.36	0.94	6.365	351	730	70	421,402.88
450,000.01 - 500,000.00	5	2,367,973.86	0.38	6.049	360	716	64	473,594.77
500,000.01 - 550,000.00	1	509,067.46	0.08	6.000	360	679	69	509,067.46
550,000.01 - 600,000.00	2	1,109,000.00	0.18	5.999	360	791	70	554,500.00
600,000.01 - 650,000.00	1	650,000.00	0.10	6.375	360	725	79	650,000.00
Total:	3290	628,430,268.20	100.00	6.186	359	718	72	191,012.24

Min: 22,500.00
Max: 650,000.00
Avg: 191,034.04
Total: 628,502,001.00

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7. Original LTV

Original LTV	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
<= 60.00	599	117,245,669.30	18.66	6.064	357	728	48	195,735.67
60.01 - 70.00	428	93,476,455.22	14.87	6.140	360	720	67	218,402.93
70.01 - 75.00	342	68,471,743.90	10.90	6.142	359	706	74	200,209.78
75.01 - 80.00	1617	301,280,917.75	47.94	6.210	360	718	80	186,320.91
80.01 - 85.00	48	7,707,928.56	1.23	6.450	360	696	84	160,581.84
85.01 - 90.00	182	28,849,730.60	4.59	6.446	359	711	90	158,515.00
90.01 - 95.00	65	10,088,120.74	1.61	6.537	360	714	95	155,201.86
95.01 >=	9	1,309,702.13	0.21	6.895	360	657	100	145,522.46
Total:	3290	628,430,268.20	100.00	6.186	359	718	72	191,012.24

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8. Property Type

Property Type	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
Condominium	258	48,499,975.18	7.72	6.195	359	732	70	187,984.40
Cooperative	14	1,658,720.20	0.26	6.112	355	712	72	118,480.01
PUD	559	107,385,351.90	17.09	6.183	360	724	74	192,102.60
Single Family Residence	2304	435,346,891.53	69.28	6.173	359	715	72	188,952.64
Three/Four Family	38	9,564,442.15	1.52	6.455	360	712	67	251,695.85
Two Family	117	25,974,887.24	4.13	6.297	357	726	67	222,007.58
Total:	3290	628,430,268.20	100.00	6.186	359	718	72	191,012.24

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9. State

State	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
CA	670	169,975,645.41	27.05	6.077	359	717	65	253,694.99
TX	285	40,336,237.54	6.42	6.234	360	725	78	141,530.66
AZ	248	44,257,151.99	7.04	6.293	359	717	76	178,456.26
FL	191	33,215,472.08	5.29	6.325	358	711	74	173,903.00
CO	182	34,786,022.70	5.54	6.084	360	725	76	191,131.99
IL	151	29,005,016.70	4.62	6.360	359	715	73	192,086.20
WA	141	28,948,467.44	4.61	6.109	360	733	74	205,308.28
NY	108	27,910,258.72	4.44	6.135	356	720	67	258,428.32
MO	102	13,358,189.90	2.13	6.236	360	717	75	130,962.65
MI	88	12,545,961.78	2.00	6.329	360	717	76	142,567.75
Other	1124	194,091,843.94	30.89	6.221	360	716	75	172,679.58
Total:	3290	628,430,268.20	100.00	6.186	359	718	72	191,012.24

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10. Original Term

Original Term	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
240	19	3,931,570.80	0.63	6.026	240	701	59	206,924.78
360	3271	624,498,697.40	99.37	6.187	360	718	72	190,919.81
Total:	3290	628,430,268.20	100.00	6.186	359	718	72	191,012.24

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11. Documentation

Documentation	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
1 Paystub & Verbal Verification of Employment	328	63,879,018.05	10.16	6.035	360	698	78	194,753.10
1 Paystub, 1 W-2, and VVOE or 1 Yr 1040	85	12,064,982.67	1.92	6.238	360	716	78	141,940.97
Full Doc	291	50,167,986.19	7.98	6.254	360	718	77	172,398.58
No Employment/Income Verification	578	106,507,568.93	16.95	6.267	359	727	66	184,269.15
Verbal Verification of Employment	2008	395,810,712.36	62.98	6.178	359	719	72	197,116.89
Total:	3290	628,430,268.20	100.00	6.186	359	718	72	191,012.24

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12. Original FICO

Original FICO	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
<= 0	15	2,370,506.19	0.38	6.224	360	0	79	158,033.75
480 - 499	1	125,220.00	0.02	7.250	360	495	65	125,220.00
500 - 519	3	350,700.00	0.06	6.415	360	504	73	116,900.00
520 - 539	1	162,000.00	0.03	8.125	360	535	78	162,000.00
540 - 559	5	459,000.00	0.07	7.151	360	551	75	91,800.00
560 - 579	5	970,400.00	0.15	6.761	360	574	69	194,080.00
580 - 599	18	3,345,145.00	0.53	6.255	360	592	78	185,841.39
600 - 619	35	6,319,625.87	1.01	6.345	360	610	76	180,560.74
620 - 639	96	18,367,664.82	2.92	6.390	360	631	77	191,329.84
640 - 659	164	32,345,489.33	5.15	6.200	357	651	75	197,228.59
660 - 679	349	66,513,210.38	10.58	6.245	360	670	72	190,582.26
680 - 699	507	96,643,275.43	15.38	6.196	359	689	72	190,617.90
700 - 719	511	97,040,149.84	15.44	6.229	358	709	72	189,902.45
720 - 739	468	86,888,730.73	13.83	6.179	360	729	74	185,659.68
740 - 759	398	77,295,970.67	12.30	6.164	360	749	72	194,210.98
760 - 779	357	69,967,602.32	11.13	6.095	359	769	71	195,987.68
780 - 799	261	51,204,415.32	8.15	6.073	360	788	68	196,185.50
800 - 820	95	17,936,162.30	2.85	6.081	360	806	67	188,801.71
821 >=	1	125,000.00	0.02	6.250	360	821	68	125,000.00
Total:	3290	628,430,268.20	100.00	6.186	359	718	72	191,012.24

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13. Loan Purpose

Loan Purpose	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
Purchase	1544	277,008,893.91	44.08	6.229	360	728	77	179,409.91
Refi - Cash Out	1444	293,187,922.74	46.65	6.130	359	709	68	203,038.73
Refi - Rate Term	302	58,233,451.55	9.27	6.258	358	713	67	192,826.00
Total:	3290	628,430,268.20	100.00	6.186	359	718	72	191,012.24

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14. Occupancy Type

Occupancy Type	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
Investment	380	57,878,332.18	9.21	6.360	360	731	67	152,311.40
Owner Occupied	2810	551,429,437.75	87.75	6.165	359	717	73	196,238.23
Second Home	100	19,122,498.27	3.04	6.247	358	726	70	191,224.98
Total:	3290	628,430,268.20	100.00	6.186	359	718	72	191,012.24

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15. Interest Only

Interest Only	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
0	2417	440,072,854.20	70.03	6.199	359	717	72	182,074.00
120	873	188,357,414.00	29.97	6.154	360	722	72	215,758.78
Total:	3290	628,430,268.20	100.00	6.186	359	718	72	191,012.24

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16. Prepay Penalty

Prepay Penalty	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
0	2955	560,930,603.20	89.26	6.195	359	717	72	189,824.23
12	3	640,300.00	0.10	6.154	360	756	72	213,433.33
36	321	65,338,365.00	10.40	6.108	360	724	68	203,546.31
60	11	1,521,000.00	0.24	6.089	360	720	73	138,272.73
Total:	3290	628,430,268.20	100.00	6.186	359	718	72	191,012.24

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K:\shared\_PSTBKU\WAMU Fixed\WMALT 2005-5 (JUNE)\June Position\June Position 5-19-05.cas
Jun 7, 2005 17:58